                                                                     EXHIBIT 4.3


                  FIFTH RESTATED INVESTORS' RIGHTS AGREEMENT
                  ------------------------------------------

          This Fifth Restated Investors' Rights Agreement (this "Agreement") is
                                                                 ---------
made and entered into as of May 3, 2000 by and among Extricity, Inc., a California corporation (the "Company"), and the persons and entities listed on
                             -------
Exhibit A attached hereto (the "Investors") and the persons listed on Exhibit B
---------                       ---------                             ---------
attached hereto (the "Shareholders").
                      ------------

                                   RECITALS
                                   --------

          A.   Certain of the Investors (the "Prior Investors") are holders of
                                              ---------------
outstanding shares of the Company's Series A Preferred Stock ("Series A Stock")
                                                               --------------
issued by the Company to such Prior Investors pursuant to a Series A Preferred Stock Purchase Agreement by and among the Company and the Prior Investors dated May 10, 1996 (the "Series A Agreement"), and/or holders of outstanding shares of
                   ------------------
the Company's Series B Preferred Stock ("Series B Stock") issued by the Company
                                         --------------
to such Prior Investors pursuant to a Series B Preferred Stock Purchase Agreement by and among the Company and the Prior Investors dated June 17, 1997 (the "Series B Agreement"), and/or holders of outstanding shares of the
      ------------------
Company's Series C Preferred Stock ("Series C Stock") issued by the Company to
                                     --------------
such Prior Investors pursuant to a Series C Preferred Stock Purchase Agreement by and among the Company and the Prior Investors dated April 24, 1998 (the "Series C Agreement"), and/or holders of outstanding shares of the Company's
 ------------------
Series D Preferred Stock ("Series D Stock") issued by the Company to such Prior
                           --------------
Investors pursuant to a Series D Preferred Stock Purchase Agreement by and among the Company and the Prior Investors dated April 28, 1999 (the "Series D
                                                               --------
Agreement"), and/or holders of outstanding shares of the Company's Series E
---------
Preferred Stock ("Series E Stock") issued by the Company to such Prior Investors
                  --------------
pursuant to a Series E Preferred Stock Purchase Agreement by and among the Company and the Prior Investors dated November 29, 1999 (the "Series E
                                                              --------
Agreement"), and have also been granted certain information and registration
---------
rights and rights of first refusal under the Fourth Restated Investors' Rights Agreement by and among the Company and the Prior Investors dated November 29, 1999 (the "Prior Rights Agreement").
           ----------------------

          B.   Certain Investors (the "Series F Investors") have agreed to
                                       ------------------
purchase shares of the Company's Series F Preferred Stock ("Series F Stock")
                                                            --------------
pursuant to a certain Series F Preferred Stock Purchase Agreement by and among the Company and such Series F Investors dated of even date herewith (the "Series
                                                                          ------
F Agreement").  The Series F Agreement provides that, as a condition to the
-----------
Series F Investors' purchase of Series F Stock thereunder, the Company will enter into this Agreement and the Series F Investors will be granted the rights set forth herein. (The Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock and Series F Stock are collectively referred to as the "Preferred Stock").
 ---------------

          C. The Company and the undersigned parties hereto desire to enter into this Agreement in order to amend, restate and replace the rights and obligations of all parties to and under the Prior Rights Agreement with the rights and obligations set forth in this Agreement and to extend such rights and obligations to the Series F Investors. Section 6.2 of the Prior Rights Agreement provides that the Prior Rights Agreement may be amended by the written consent of the holders of a majority of the "Investors' Shares" (as defined in Section 6.2 of the Prior Rights Agreement) and the undersigned parties to this Agreement hold a majority of the Investors' Shares, as defined in the Prior Rights Agreement.

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

          1.   INFORMATION RIGHTS.
               ------------------

               1.1  Financial Information.  The Company covenants and agrees
                    ---------------------
that, commencing on the date of this Agreement, the Company will:

                    (a)  Annual Reports.  Furnish to each Investor as soon as
                         --------------
practicable and in any event within ninety (90) days after the end of each fiscal year of the Company, a consolidated Balance Sheet as of the end of such fiscal year, a consolidated Statement of Income and a consolidated Statement of Cash Flows of the Company and its subsidiaries for such year, setting forth in each case in comparative form the figures from the Company's previous fiscal year (if any), all prepared in accordance with generally accepted accounting principles and practices and audited by nationally recognized independent certified public accountants;

                    (b)  Quarterly Reports, Monthly Reports, Annual Budget.
                         -------------------------------------------------
Furnish to each Investor, for so long as any Investor holds at least 150,000 shares (such number of shares being subject to proportional adjustment to reflect combinations or subdivisions of such Preferred Stock or dividends declared in shares of such stock) of Preferred Stock and/or the equivalent number on an as-converted basis of shares of Common Stock of the Company ("Common Stock") issued upon the conversion of such shares of Preferred Stock
  ------------
("Conversion Stock"):
  ----------------

                         (1) as soon as practicable, and in any case within
forty-five (45) days of the end of each fiscal quarter of the Company (except the last quarter of the Company's fiscal year), quarterly unaudited financial statements, including an unaudited Balance Sheet, an unaudited Statement of Income and an unaudited Statement of Cash Flows;

                         (2) as soon as practicable, and in any case within
thirty (30) days of the end of each calendar month (except the last month of the Company's fiscal year), monthly unaudited financial statements, including an unaudited Balance Sheet, an unaudited Statement of Income and an unaudited Statement of Cash Flows; and

                         (3) as soon as practicable and in any event no later
than thirty (30) days after the close of each fiscal year of the Company, an annual operating plan and budget, prepared on a monthly basis, for the next immediate fiscal year. The Company shall also furnish to each such Investor, within a reasonable time of its preparation, amendments to the annual budget, if any.

          1.2  Inspection Rights.  The Company shall permit each Investor
               -----------------
holding at least 250,000 shares (such number of shares being subject to proportional adjustment to reflect combinations or subdivisions of such Preferred Stock or dividends declared in shares of such stock) of Preferred Stock and/or the equivalent number on an as-converted basis of shares of Conversion Stock, or any combination thereof, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Investor.

          1.3  Confidentiality.  Each Investor agrees, except to the extent such
               ---------------
information may be made publicly available by the Company, (i) to hold all information received pursuant to this Section in confidence, (ii) not to use such information for any purpose other than evaluating such Investor's investment in the Company; and (iii) not to disclose any of such information to any third party.

          1.4  Termination of Certain Rights.  The Company's obligations under
               -----------------------------
Sections 1.1, 1.2 and 1.3 above will terminate upon the closing of the Company's initial public offering of Common Stock pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended (the "Securities Act") in which the gross proceeds raised for the Company's account
 --------------
(calculated before deduction of underwriters' discounts and omissions) exceeds $15,000,000 and the public offering price per share of which equals or exceeds $11.82 per share before deduction of underwriters' discounts and commissions (such price per share of Common Stock to be appropriately adjusted to reflect any stock dividends, stock splits or combinations, or other recapitalizations or reorganizations).

          1.5  Rule 144A Information.  The Company agrees to provide each
               ---------------------
Investor, upon request, with such written information as may be required in order to permit such Investor to resell any shares of the Preferred Stock or Conversion Stock pursuant to Rule 144A promulgated under the Securities Act.

      2.  REGISTRATION RIGHTS.
          -------------------

          2.1  Definitions.  For purposes of this Section 2:
               -----------

               (a)  Registration.  The terms "register," "registered," and
                    ------------              --------    ----------
"registration" refer to a registration effected by preparing and filing a
 ------------
registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

               (b) Registrable Securities.  The term "Registrable Securities"
                   ----------------------             ----------------------
means: (1) all the shares of Common Stock of the Company issued or issuable upon the conversion of any shares of Preferred Stock; (2) the shares of Common Stock now held by the Shareholders and set forth in Exhibit B attached hereto
                                                    ---------
(the "Shareholders' Shares"); and (3) any shares of Common Stock of the Company
      --------------------
issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Common Stock described in clause (1) or (2) of this subsection (b); excluding in all cases,
                                                       ---------
however, any Registrable Securities sold by a person in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement or any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act; and provided, however, that
                                          --------  -------
notwithstanding anything herein to the contrary, the Shareholders' Shares and any shares of Common Stock described in clause (3) of this Section 2(b) that are issued in respect of any Shareholders' Shares (which with the Shareholders' Shares are collectively hereinafter referred to as the "Excluded Shares"), shall
                                                        ---------------
not be Registrable Securities for purposes of Sections 2.2, 2.4 or 3 of this Agreement.

               (c) Registrable Securities Then Outstanding. The number of shares
                   ---------------------------------------
of "Registrable Securities Then Outstanding" shall mean the number of shares of
    ---------------------------------------
Common Stock
which are Registrable Securities and (1) are then issued and outstanding or (2) are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities; provided, however,
                                                              --------  -------
that Excluded Shares shall not be Registrable Securities Then Outstanding for purposes of Sections 2.2 or 2.4 of this Agreement.

          (d)  Holder.  For purposes of this Section 2 hereof, the term "Holder"
               ------                                                    ------
means any person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or to any assignee of record of such Registrable Securities to whom rights under this
Section 2 have been duly assigned in accordance with this Agreement; provided,
                                                                     --------
however, that for purposes of this Agreement, a record holder of shares of
-------
Preferred Stock convertible into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities; provided further, that a holder of
                                              -------- -------
Excluded Shares (as defined in Section 2.1(b) shall not be a Holder with respect to such Excluded Shares for purposes of Sections 2.2, 2.4 or 3 of this Agreement; and provided, further, that the Company shall in no event be
               --------  -------
obligated to register shares of Preferred Stock, and that Holders of Registrable Securities will not be required to convert their shares of Preferred Stock into Common Stock in order to exercise the registration rights granted hereunder, until immediately before the closing of the offering to which the registration relates.

          (e)  Form S-3.  The term "Form S-3" means such form under the
               --------             --------
Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          (f)  SEC.  The term "SEC" or "Commission" means the U.S. Securities
               ---             ---      ----------
and Exchange Commission.

     2.2  Demand Registration.
          -------------------

          (a)  Request by Holders.  If the Company shall receive at any time
               ------------------
after the earlier to occur of (i) one (1) year after the effective date of the Company's initial public offering of its securities pursuant to a registration filed under the Securities Act, and (ii) December 31, 2000, a written request from the Holders of at least forty percent (40%) of the Registrable Securities Then Outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.2, then the Company shall, within ten (10) business days of the receipt of such written request, give written notice of such request ("Request
                                                                       -------
Notice") to all Holders, and effect, as soon as practicable, the registration
------
under the Securities Act of all Registrable Securities which Holders request to be registered and included in such registration by written notice given by such Holders to the Company within twenty (20) days after receipt of the Request Notice, subject only to the limitations of this Section 2.2; provided that the
                                                             --------
Registrable Securities requested by all Holders to be registered pursuant to such request must either (i) be at least twenty-five percent (25%) of all Registrable Securities Then Outstanding or (ii) have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of not less than $5,000,000.

          (b)  Underwriting.  If the Holders initiating the registration request
               ------------
under this Section 2.2 ("Initiating Holders") intend to distribute the
                         ------------------
Registrable Securities
covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company (which underwriter shall be reasonably acceptable to a majority in interest of the Initiating Holders). Notwithstanding any other provision of this
Section 2.2, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities requesting registration on a pro rata basis according to the number of Registrable Securities Then Outstanding held by each Holder requesting registration (including, but not limited to, the Initiating Holders); provided, however, that the number of shares of
                     --------  -------
Registrable Securities held by Holders to be included in such underwriting and registration shall not be reduced unless first, all securities held by Shareholders are entirely excluded from the underwriting and registration, and second, if the number of shares to be registered still exceed the limitation set by the underwriter(s), all other securities of the Company are excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

          (c)  Maximum Number of Demand Registrations.  The Company is obligated
               --------------------------------------
to effect only two (2) such registrations pursuant to this Section 2.2.

          (d)  Deferral.   Notwithstanding the foregoing, if the Company shall
               --------
furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.2, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than six (6) months after receipt of the request of the Initiating Holders; provided,
                                                               --------
however, that the Company may not utilize this right more than once in any
-------
twelve (12) month period.

          (e)  Expenses.  All expenses incurred in connection with a
               --------
registration pursuant to this Section 2.2, including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders, which counsel may (if desired by the selling Holders) be counsel for the Company, (but excluding underwriters' discounts and commissions), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.2 shall bear such Holder's proportionate share (based on the number of shares sold by such Holder divided by the total number of shares sold in such registration) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities Then Outstanding agree to forfeit their right to one
(1) demand registration pursuant to this Section 2.2 (in which case such right shall be forfeited by all Holders of Registrable Securities); provided, further,
                                                              --------  -------
however, that if at the time of such Registrable Securities held by Holders to
-------
withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to this Section 2.2.

          2.3  Piggyback Registrations.  The Company shall notify all Holders of
               -----------------------
Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any employee benefit
             ---------
plan or a corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

               (a)  Underwriting.  If a registration statement under which the
                    ------------
Company gives notice under this Section 2.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected by the Company for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration to the underwriting shall be allocated, first, to the and second, to each of the Investors who are Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the number of Registrable Securities each such Holder has requested to be included in the registration; and third, to the Holders other than the Investors on a pro rata
                  -----
basis based on the total number of Registrable Securities each such Holder has requested to be included in the registration; provided however, that the right
                                              -------- -------
of the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that: (A) the number of Registrable Securities included in any such registration is not reduced below thirty percent (30%) of the shares included in the registration, except for (i) a registration relating to the Company's initial public offering, from which all Registrable Securities may be excluded and (ii) a piggyback on a registration initiated under Section 2.2, from which all Registrable Securities held by Shareholders may be excluded; and (B) all shares that are not Registrable Securities and are held by persons who are employees or directors of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded.

          (b)  Expenses.  All expenses incurred in connection with a
               --------
registration pursuant to this Section 2.3 (excluding underwriters' and brokers' discounts and commissions), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and reasonable fees and disbursements of one counsel for the selling Holders (which, if desired by the selling Holders, may be counsel to the Company) shall be borne by the Company.

     2.4  Form S-3 Registration.  In case the Company shall receive from any
          ---------------------
Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company will:

          (a)  Notice. Promptly give written notice of the proposed registration
               ------
and the Holder's or Holders' request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities; and

          (b)  Registration.  As soon as practicable, effect such registration
               ------------
and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect
         --------  -------
any such registration, qualification or compliance pursuant to this Section 2.4:

               (1) if Form S-3 is not available for such offering by the Holders;

               (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000;

               (3) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement no more than once during any twelve month period for a period of not more than six (6) months after receipt of the request of the Holder or Holders under this Section 2.4;

               (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected one (1) registration on Form S-3 for the Holders pursuant to this Section 2.4; or

               (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (c)  Expenses. Subject to the foregoing, the Company shall file a Form
               --------
S-3 registration statement covering the Registrable Securities and other securities so requested to be registered pursuant to this Section 2.4 as soon as practicable after receipt of the request or requests of the Holders for such registration. The Company shall pay all expenses incurred in connection with each registration requested pursuant to this Section 2.4, (excluding underwriters' or brokers' discounts and commissions), including without limitation all filing, registration and qualification, printers' and accounting fees and the reasonable fees and disbursements of counsel for the Company and one counsel for the selling Holder or Holders (which, if desired by the selling Holder or Holders, may be counsel for the Company).

          (d)  Not Demand Registration.  Form S-3 registrations shall not be
               -----------------------
deemed to be demand registrations as described in Section 2.2 above.

     2.5  Obligations of the Company. Whenever required to effect the
          --------------------------
registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          (h) Use its best efforts to cause all such Registrable Securities pursuant hereunder to be listed on any securities exchange or included for trading on any interleader quotation system on which similar securities issued by the Company are then listed.

          (i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     2.6  Furnish Information.  It shall be a condition precedent to the
          -------------------
obligations of the Company to take any action pursuant to Sections 2.2, 2.3 or
2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

          2.7  Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

          2.8  Indemnification.  In the event any Registrable Securities are
               ---------------
included in a registration statement under Sections 2.2, 2.3 or 2.4:

               (a)  By the Company.  To the extent permitted by law, the Company
                    --------------
will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 Act"), against any losses, claims, damages, or
                  --------
liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):
                            ---------

                    (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                    (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                    (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the
                                               -------- -------
indemnity agreement contained in this subsection 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

          (b)  By Selling Holders.  To the extent permitted by law, each selling
               ------------------
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained
                     --------  -------
in this subsection 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a
              -------- -------
Holder under this Section 2.8(b) in respect of any Violation or Violations shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation or Violations arise.

          (c)  Notice.  Promptly after receipt by an indemnified party under
               ------
this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall
                             --------  -------
have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

          (d)  Defect Eliminated in Final Prospectus.  The foregoing indemnity
               -------------------------------------
agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus), such
                                                     ----------------
indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

               (e)  Contribution.  In order to provide for just and equitable
                    ------------
contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this
Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.8; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however,
                                                           --------  -------
that, in any such case, (A) no Holder will be required to contribute any amount in excess of the net proceeds received by such Holder from all Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

               (f)  Survival.  The obligations of the Company and Holders under
                    --------
this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

          2.9  "Market Stand-Off" Agreement.  Each Holder hereby agrees that it
                ---------------------------
shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than to donees or partners or affiliates of the Holder who agree to be similarly bound) for up to one hundred eighty (180) days following the effective date of a registration statement of the Company; provided,
                                                               --------
however, that:
-------

               (a) such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering but not to Registrable Securities sold pursuant to such registration statement;

               (b) all executive officers and directors of the Company holding capital stock of the Company and all holders of more than 1% of the outstanding capital stock of the Company enter into similar agreements;

               (c) such agreement shall not apply to any shares of stock other than those that are privately acquired; and

               (d) any waiver or termination of such agreement as to a portion of the shares of stock shall be applied pro-rata to all Holders.

          In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          2.10 Rule 144 Reporting.  With a view to making available the benefits
               ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

               (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements); and

               (c) So long as any Holder owns any Registrable Securities, to furnish to each such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the 1934 Act (at any time after it has become subject to the reporting requirements of the 1934 Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the 1934 Act).

          2.11 Termination of the Company's Obligations.  The Company shall have
               ----------------------------------------
no obligations pursuant to Sections 2.2 through 2.4 with respect to: (i) any request or requests for registration made by any Holder on a date more than five
(5) years after the closing date of the Company's initial public offering; or
(ii) any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section 2.2, 2.3 or 2.4 if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may be sold in any and all three-month periods without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

          2.12 Limitation on Subsequent Registration Rights.  After the date of
               --------------------------------------------
this Agreement, the Company shall not, without the prior written consent of the Investors holding at least a majority of the Registrable Securities held by the Investors, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights on par to or senior to those granted to the Investors hereunder.

     3.   RIGHT OF FIRST REFUSAL.
          ----------------------

          3.1  General.  Each holder of shares of Common Stock issued or
               -------
issuable upon the conversion of any shares of Preferred Stock and any party to whom such holder's rights under this Section 3 or Section 4 have been duly assigned in accordance with Section 6.1(b) (each such holder or assignee being
                                            ----
hereinafter referred to as a "Rights Holder") has the right of first refusal to
                              -------------
purchase such Rights Holder's Pro Rata Share (as defined below), of all (or any part) of any "New Securities" (as defined in Section 3.2) that the Company may from time to time issue after the date of this Agreement. A Rights Holder's "Pro Rata Share" for purposes of this right of first refusal and the right of
---------------
co-sale provided for in Section 4 is the ratio of (a) the number of Registrable Securities as to which such Rights Holder is the Holder (and/or is deemed to be the Holder under Section 2.1(d)), to (b) a number of shares of Common Stock of the Company equal to the sum of (i) the total number of shares of Common Stock of the Company then outstanding plus (ii) the total number of shares of Common Stock of the Company into which all then outstanding shares of Preferred Stock of the Company are then convertible plus (iii) the number of shares of Common Stock of the Company subject to then outstanding options or outstanding warrants.

          3.2  New Securities.  "New Securities" shall mean any Common Stock or
               --------------    --------------
Preferred Stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such Common Stock or Preferred Stock, whether with or without consideration; provided, however, that the term "New Securities" does not
               --------  -------                                 ---- ---
include:
-------

                    (i) any shares of the Company's Common Stock (and/or options or warrants therefor) issued to employees, officers, directors, contractors, advisors or consultants of the Company pursuant to incentive agreements or plans unanimously approved by the Board of Directors of the Company;

                    (ii) any shares of Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock or Series F Stock issued under the Series A Agreement, Series B Agreement, Series C Agreement, Series D Agreement, Series E Agreement or Series F Agreement, respectively, as such agreements may be amended.

                    (iii) any securities issuable upon conversion of or with respect to any then outstanding shares of Preferred Stock of the Company or Common Stock or other securities issuable upon conversion thereof;

                    (iv) any shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split or stock dividend;

                    (v) any securities offered by the Company to the public pursuant to a registration statement filed under the Securities Act;

                    (vi) any shares of the Company's Common Stock or Preferred Stock (and/or options or warrants therefor) issued or issuable in connection with key customer relationships of the Company or to parties providing the Company with (and in connection with such provision of) equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar benefits with non-financing purposes unanimously approved by the Board of Directors of the Company;

               (vii) any shares of the Company's Common Stock or Preferred Stock (and/the options or warrants therefor) issued or issuable to (a) Entrepreneurs Foundation pursuant to the Extricity Software, Inc. Warrant to Purchase Common Stock, dated May 19, 1999, (b) Heidrick & Struggles pursuant to the Warrant to Purchase 8,333 Shares of Common Stock of Extricity Software, Inc., dated December 18, 1998, (c) Gray Cary Ware & Freidenrich pursuant to the Extricity Software, Inc. Warrant to Purchase Common Stock, dated March 13, 2000,
(d) Intel Corporation ("Intel") pursuant to the Warrant to Purchase Series C
                        -----
Preferred Stock of CrossRoute Software, Inc., dated April 24, 1998, (e) Solectron Corporation pursuant to the Warrant to Purchase Series C Preferred Stock of Extricity Software, Inc., dated April 21, 1999, and (f) Amkor Technology, Inc. pursuant to the Extricity Software, Inc. Warrant to Purchase Series E Preferred Stock, dated March 29, 2000 (collectively, the "Warrants," individually, a "Warrant").

               (viii) securities issued pursuant to the acquisition of another corporation or entity by the Company by consolidation, merger, purchase of all or substantially all of the assets, or other reorganization (including a stock-for-stock acquisition) in which the Company acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such other corporation or entity or fifty percent (50%) or more of the voting power of such other corporation or entity or fifty percent (50%) or more of the equity ownership of such other entity.

     3.3  Procedures.  In the event that the Company proposes to undertake
          ----------
an issuance of New Securities, it shall give to each Rights Holder written notice of its intention to issue New Securities (the "Notice"), describing the
                                                      ------
type of New Securities and the price and the general terms upon which the Company proposes to issue such New Securities. Each Rights Holder shall have ten (10) days from the date of receiving any such Notice to agree in writing to purchase such Rights Holder's Pro Rata Share of such New Securities for the price and upon the general terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Rights Holder's Pro Rata Share). If any Rights Holder fails to so agree in writing within such ten (10) day period to purchase such Rights Holder's full Pro Rata Share of an offering of New Securities (a "Nonpurchasing Holder"), then such Nonpurchasing Holder shall forfeit the right
---------------------
hereunder to purchase that part of his Pro Rata Share of such New Securities that he did not so agree to purchase and the Company shall promptly give each Rights Holder who has timely agreed to purchase his full Pro Rata Share of such offering of New Securities (a "Purchasing Holder") written notice of the failure
                               -----------------
of any Nonpurchasing Holder to purchase such Nonpurchasing Rights Holder's full Pro Rata Share of such offering of New Securities (the "Overallotment Notice").
                                                        --------------------
Each Purchasing Holder shall have a right of overallotment such that such Purchasing Holder may agree to purchase a portion of the Nonpurchasing Holders' unpurchased Pro Rata Shares of such offering on a pro rata basis according to the relative Pro Rata Shares of the Purchasing Rights Holders, at any time within five (5) days after receiving the Overallotment Notice.

          3.4  Failure to Exercise.  In the event that the Rights Holders fail
               -------------------
to exercise in full the right of first refusal within such ten (10) plus five
(5) day period, then the Company shall have 120 days thereafter to sell the New Securities with respect to which the Rights Holders' rights of first refusal hereunder were not exercised, at a price and upon general terms not materially more favorable to the purchasers thereof than specified in the Company's Notice to the Rights Holders. In the event that the Company has not issued and sold the New Securities within such 120 day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Rights Holders pursuant to this Section 3.

          3.5  Termination.  This right of first refusal shall terminate (i)
               -----------
immediately before the closing of the first underwritten sale of Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act, covering the offer and sale of Common Stock to the public at an offering price of at least $9.00 per share (such offering price being subject to proportional adjustment to reflect subdivisions, combinations, stock dividends and similar transactions affecting the number of outstanding shares of Common Stock) for an aggregate gross public offering price (calculated before deduction of underwriters' discounts and commissions) of at least $25,000,000, or (ii) upon (a) the acquisition of all or substantially all the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) or more of the voting power of the corporation or other entity surviving such transaction.

          3.6  Waiver of Right of First Refusal.  The undersigned Prior
               --------------------------------
Investors understand and agree that while Section 3 of the Prior Rights Agreement gives them (and other persons holding Series A Stock, Series B Stock, Series C Stock, Series D Stock and Series E Stock) the right to purchase their respective Pro Rata Shares (as such term is defined in the Prior Rights Agreement) of the Series F Stock to be sold and issued by the Company, they will instead be given the right to purchase the amounts of Series F Stock indicated in Exhibit A hereto. To the extent that the Pro Rata Share (as such term is
   ---------
defined in the Prior Rights Agreement) of any Prior Investor (and any other person holding Series A Stock, Series B Stock, Series C Stock, Series D Stock or Series E Stock) exceeds the amount indicated in Exhibit A, the Prior Investors
                                                ---------
hereby waive all rights of first refusal under Section 3 of the Prior Rights Agreement with respect to sale and issuance by the Company of the Series F Stock (and any Common Stock issuable upon the conversion thereof). The Prior Investors also hereby waive any notice period required under Section 3 of the Prior Rights Agreement with respect to sale and issuance by the Company of the Series F Stock (and any Common Stock issuable upon the conversion thereof).

     4.   RIGHT OF CO-SALE.
          ----------------

          4.1  General.  No Shareholder may sell, assign or transfer any of the
               -------
Shareholders' Shares which have not been elected to be purchased by the Company pursuant to a right of first refusal held by the Company until each Rights Holder shall have been given the opportunity, exercisable within ten (10) days from the date of receiving written notice from the Shareholder of the proposed sale, assignment or transfer (such notice to include the price and general terms of such proposed sale, assignment or transfer), to sell to the proposed transferee or transferees, upon the same terms and conditions offered to or by the Shareholder, its Pro Rata Share of the shares proposed to be sold, assigned or transferred. Any Rights Holder who fails to notify the Shareholder within (10) days after receiving the written notice from the Shareholder that this co-sale right is being exercised shall be deemed to have waived its rights under this Section 4 with respect to such proposed sale, assignment or transfer. Any sale, assignment or transfer made pursuant to this Section 4 shall be consummated within ninety (90) days of the date of receiving the notice given pursuant to this Section and shall be conditioned upon the agreement of the proposed transferee or transferees that such proposed transferee or transferees will purchase each electing Rights Holder's Pro Rata Share of the shares proposed to be sold.

          4.2  Termination.  This right of co-sale shall terminate (i)
               -----------
immediately before the closing of the first underwritten sale of Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act, covering the offer and sale of Common Stock to the public at an offering price of at least $9.00 per share (such offering price being subject to proportional adjustment to reflect subdivisions, combinations, stock dividends and similar transactions affecting the number of outstanding shares of Common Stock) for an aggregate gross public offering price (calculated before deduction of underwriters' discounts and commissions) of at least $25,000,000, or (ii) upon (a) the acquisition of all or substantially all the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) or more of the voting power of the corporation or other entity surviving such transaction.

     5.   PREFERRED RIGHT OF FIRST REFUSAL AND RIGHT OF CO-SALE.
          -----------------------------------------------------

          5.1  Right of First Refusal.  (a) Each holder of shares of Common
               ----------------------
Stock issued or issuable upon the conversion of any shares of Series C Stock, Series D Stock, Series E Stock and Series F Stock and any party to whom such holder's rights under this Section 5 have been duly assigned in accordance with
Section 6.1(b) (each such holder or assignee being hereinafter referred to as a
                ----
"Special Rights Holder") has the right of first refusal to purchase such Special
 ---------------------
Rights Holder's Special Pro Rata Share (as defined below), of all (or any part) of any "Special Preferred Sale" (as defined below) from time to time after the date of this Agreement. A Special Rights Holder's "Special Pro Rata Share" for
                                                    ----------------------
purposes of this right of first refusal and the right of co-sale provided for in
Section 5.2 is the ratio of (a) the number of Registrable Securities issued or issuable upon conversion of Series C Stock, Series D Stock, Series E Stock or Series F Stock as to which such Special Rights Holder is the Holder (and/or is deemed to be the Holder under Section 2.1(d)), to (b) a number of shares of Common Stock of the Company equal to the sum of (i) the total number of shares of Common Stock of the Company then outstanding plus (ii) the total number of shares of Common Stock of the Company into which all then outstanding shares of Preferred Stock of the Company are then convertible plus (iii) the number of shares of Common Stock of the Company subject to then outstanding options or outstanding warrants. "Special Preferred Sale" for purposes of this right of
                        ----------------------
first refusal and the right of co-sale provided for in Section 5.2 shall mean the sale, assignment or transfer (other than to an affiliate, including without limitation, a partner, shareholder or member, that agrees in writing to be subject to the terms of this Section 5.1 to the same extent as if such affiliate were an original party hereunder) of any shares of any series of Preferred Stock by any Holder of such Preferred Stock who is listed on Exhibit 5.1 hereto (such
                                                       -----------
Exhibit 5.1 representing the Holders of Preferred Stock who hold in the
-----------
aggregate, together with their affiliates, five (5) percent or more of the total outstanding Preferred Stock of the Company, and each such Holder referred to hereinafter as a "Special Preferred Holder").
                  ------------------------

          (b)  Procedures.  In the event that any Special Preferred Holder
               ----------
proposes to undertake a Special Preferred Sale, it shall give to each Special Rights Holder written notice of its intention to undertake a Special Preferred Sale (the "Special Notice"), describing the series of Preferred Stock and the
           --------------
price and the general terms upon which such Special Preferred Holder proposes to undertake such Special Preferred Sale. Each Special Rights Holder shall have ten (10) days from the date of receiving any such Special Notice to agree in writing to purchase such Special Rights Holder's Special Pro Rata Share of such Special Preferred Sale shares for the price and upon the general terms specified in the Special Notice by giving written notice to the Special Preferred Holder and stating therein the quantity of shares of such Special Preferred Sale to be purchased (not to exceed such Special Rights Holder's Special Pro Rata Share). If any Special Rights Holder fails to so agree in writing within such ten (10) day period to purchase such Special Rights Holder's full Special Pro Rata Share of a Special Preferred Sale, then such Special Rights Holder shall forfeit the right hereunder to purchase that part of his Special Pro Rata Share of such Special Preferred Sale that he did not so agree to purchase.

          5.2  Right of Co-Sale.  In the event that any Special Rights Holder
               ----------------
timely waives its right of first refusal set forth in Section 5.1 in its entirety, such Special Rights Holder shall be given the opportunity, exercisable within ten (10) days from the date of the Special Notice, without requiring further notice to such Special Rights Holder, to sell to the proposed transferee or transferees, upon the same terms and conditions offered to or by the Special Preferred Holder, its Special Pro Rata Share of the Special Preferred Sale shares proposed to be sold, assigned or transferred. Any Special Rights Holder who fails to notify the Special Preferred Holder within (10) days after receiving the Special Notice from the Special Preferred Holder that this co-sale right is being exercised shall be deemed to have waived its rights under this
Section 5.2 with respect to such proposed sale, assignment or transfer. Any sale, assignment or transfer made pursuant to this Section 5.2 shall be consummated within ninety (90) days of the date of receiving the notice given pursuant to this Section and shall be conditioned upon the agreement of the proposed transferee or transferees that such proposed transferee or transferees will purchase each electing Special Rights Holder's Special Pro Rata Share of the shares proposed to be sold.

          5.3  Failure to Exercise.  In the event that the Special Rights
               -------------------
Holders fail to exercise in full the right of first refusal and/or right of co-sale within such ten (10) day period, then the Special Preferred Holder shall be free thereafter to undertake the Special Preferred Sale with respect to the shares which the Special Rights Holders' rights of first refusal and/or rights of co-sale under this Section 5 were not exercised, at a price and upon general terms not materially more favorable to the purchasers thereof than specified in the Special Notice to the Special Rights Holders.

          5.4  Termination.  The right of first refusal and the right of co-sale
               -----------
set forth in this Section 5 shall not apply to and shall terminate (i) immediately before the closing of the first underwritten sale of Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act, covering the offer and sale of Common Stock to the public at an offering price of at least $9.00 per share (such offering price being subject to proportional adjustment to reflect subdivisions, combinations, stock dividends and similar transactions affecting the number of outstanding shares of Common Stock) for an aggregate gross public offering price (calculated before deduction of underwriters' discounts and commissions) of at least $25,000,000, or (ii) upon (a) the acquisition of all or substantially all the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) or more of the voting power of the corporation or other entity surviving such transaction.

     6.   ASSIGNMENT AND AMENDMENT.
          ------------------------

          6.1  Assignment.  Notwithstanding anything herein to the contrary:
               ----------

               (a)  Information and Inspection Rights.  The rights of an
                    ---------------------------------
Investor under Section 1.1 or 1.2 hereof may be assigned only to a party who acquires from an Investor (or an Investor's permitted assigns) at least that number of shares of Preferred Stock and/or an equivalent number (on an as-converted basis) of shares of Conversion Stock described in Section 1.1 or 1.2 hereof, respectively.

               (b)  Registration Rights; Refusal Rights; Co-Sale Rights.  The
                    ---------------------------------------------------
registration rights of a Holder under Section 2 hereof, the rights of first refusal of a Rights Holder under Section 3 hereof, the rights of co-sale of a Rights Holder under Section 4, and the rights of first refusal and rights of co-sale of a Special Rights Holder under Section 5 hereof may be assigned only to
(i) a party who acquires at least 250,000 shares of Registrable Securities or
(ii) (A) a shareholder, affiliate, partner, member, or beneficiary of such Holder or Rights Holder (or permitted assignee); (B) a spouse or children of a shareholder, partner, affiliate, member, or beneficiary of a Holder or Rights Holder (or permitted assignee); (C) a trust for the benefit of the persons set forth in (A) or (B) or for the issue of the persons set forth in (A) or (B); and
(D) an entity (corporation, partnership, limited liability company or other juridical entity) of which at least 75 percent in interest is owned or controlled, directly or indirectly through other entities, by one or more of the persons set forth in (A), (B), or (C); provided, however that no party may be
                                       --------  -------
assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and provided further that any
                                                     -------- -------
such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 6.

          6.2  Amendment of Rights.  Subject to Section 6.3, any provision of
               -------------------
this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the

Company and Investors (and/or any of their permitted successors or assigns) holding shares of Preferred Stock and/or Conversion Stock representing and/or convertible into a majority of all the Investors' Shares (as defined below); provided, however, that the piggyback registration rights granted to the
--------  -------
Shareholders under Section 2 of this Agreement may not be eliminated or materially and adversely changed without the written consent of persons holding a majority of the Shareholders' Shares; and provided, further, that the grant to
                                            --------  -------
third parties of piggyback registration rights on a pari passu basis with the piggyback registration rights of the Shareholders' Shares under Section 2.3 shall not be deemed to be a material and adverse change to the piggyback registration rights of the Shareholders under this Agreement. As used herein, the term "Investors' Shares" shall mean the shares of Common Stock then issuable
          -----------------
upon conversion of all then outstanding shares of Preferred Stock plus all then outstanding shares of Conversion Stock that were issued upon the conversion of any shares of Preferred Stock. Any amendment or waiver effected in accordance with this Section 6.2 shall be binding upon each Investor, each Holder, each permitted successor or assignee of such Investor or Holder and the Company.

          6.3  New Investors.  Notwithstanding anything herein to the contrary,
               -------------
if pursuant to Section 2.2 of the Series F Agreement, additional parties may purchase shares of Series F Stock as "New Investors" thereunder, then each such New Investor shall become a party to this Agreement as an "Investor" hereunder, without the need for any consent, approval or signature of any Investor when such New Investor has both: (i) purchased shares of Series F Stock under the Series F Agreement and paid the Company all consideration payable for such shares and (ii) executed one or more counterpart signature pages to this Agreement as an "Investor", with the Company's consent.

     7.   VOTING.
          ------

          7.1  Common Stock Directors.  The Shareholders agree to vote their
               ----------------------
shares of Common Stock so that one of the two directors elected by the Common Stock (the "Independent Director") is an individual not employed by or providing
            --------------------
consulting services to the Company, and who is reasonably satisfactory (as provided below) to the Preferred Directors (as defined below) or to the Investors holding two-thirds of the outstanding shares of Series A Stock and Series B Stock. The Shareholders shall notify the directors elected by holders of Preferred Stock of the Company ("Preferred Directors") of the individual
                                    -------------------
designated by the Shareholders as the Independent Director, who will be elected if the Preferred Directors do not object to such designation within 10 days after receipt of such notice. If the Preferred Directors object in writing, then the Shareholders shall either propose a new Independent Director or shall submit their proposal to a vote of the Investors. This procedure shall be repeated until an Independent Director is selected. Replacement of the Independent Director shall conform to this procedure and Article VI, Section 4.4 of the Company's Articles of Incorporation.

          7.2  Series C/D/E/F Nominee.  The Series C Investors, Series D
               ----------------------
Investors, Series E Investors and Series F Investors, voting together as a single class, shall be entitled to elect one (1) director of the Company (the "Series C/D/E/F Nominee"). Any replacement of the Series C/D/E/F Nominee shall
 ----------------------
conform to this Section 7.2 and Article VI, Section 4.4 of the Company's Articles of Incorporation.

     8.   GENERAL PROVISIONS.
          ------------------

          8.1  Notices.  Any notice, request or other communication required or
               -------
permitted hereunder shall be in writing and shall be deemed to have been duly given (i) when sent by confirmed facsimile, (ii) upon personal delivery or (iii) if deposited in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, or with a commercial overnight carrier as follows:

               (a) if to an Investor, at such Investor's respective address as set forth on Exhibit A hereto.
             ---------

               (b) if to the Company, at 555 Twin Dolphin Drive, Suite 600, Redwood Shores, California 94065.

               (c) if to a Shareholder, at such Shareholder's address as set forth on Exhibit B hereto.
         ---------

Any party hereto (and such party's permitted assigns) may by notice so given change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when sent by confirmed facsimile, when personally delivered or when deposited in the mail in the manner set forth above.

          8.2  Entire Agreement.  This Agreement, together with all the Exhibits
               ----------------
hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes the Prior Rights Agreement and any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof. This Agreement will amend and restate the Prior Rights Agreement to read as set forth herein, when it has been duly executed by parties having the right to so amend and restate the Prior Rights Agreement.

          8.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
exclusively in accordance with the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, excluding that body of law relating to conflict of laws and choice of law.

          8.4  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

          8.5  Third Parties.  Nothing in this Agreement, express or implied, is
               -------------
intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

          8.6  Successors And Assigns.  Subject to the provisions of Section
               ----------------------
6.1, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

          8.7  Captions.  The captions to sections of this Agreement have been
               --------
inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

          8.8  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.9  Costs And Attorneys' Fees.  In the event that any action, suit or
               -------------------------
other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

          8.10 Adjustments for Stock Splits, Etc.  Wherever in this Agreement
               ---------------------------------
there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

          8.11 Aggregation of Stock.  All shares held or acquired by affiliated
               --------------------
entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          8.12 Prior Rights Agreement Superseded.  Pursuant to Section 6.2 of
               ---------------------------------
the Prior Rights Agreement, the undersigned parties who are parties to such Prior Rights Agreement hereby amend and restate the Prior Rights Agreement to read in its entirety as set forth in this Agreement, all with the intent and effect that the Prior Rights Agreement shall hereby be entirely replaced and superseded by this Agreement, which shall be binding on all Prior Investors whether or not they sign this Agreement.

          8.13 Confidentiality and Non-Disclosure.
               ----------------------------------

               (a)  Disclosure of Terms.  The terms and conditions of Intel's
                    -------------------
participation in this Agreement, the Series C Agreement, the Series D Agreement, the Series E Agreement, the Series F Agreement and the Warrant and the terms and conditions of the participation of SAP AG, and its affiliates (collectively, "SAP") in this Agreement, the Series C Agreement, the Series E Agreement, and the Series F Agreement (collectively referred to hereinafter as the respective "Financing Terms" of the applicable party) shall be considered confidential information and shall not be disclosed by any party hereto to any third party except in accordance with the provisions set forth below.

               (b)  Press Releases, Etc.  Within sixty (60) days of the
                    -------------------
Closing, the Company may issue a press release in the form provided by Intel disclosing that Intel has invested in the Company; provided that the release does not disclose any of the Financing Terms and the final form of the press release is approved in advance in writing by Intel. No other announcement regarding Intel and/or SAP in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without the prior written consent of Intel or SAP, as the case may be.

               (c)  Permitted Disclosures.  Notwithstanding the foregoing, (i)
                    ---------------------
any party may disclose any of the Financing Terms to its current or bona fide prospective investors, employees, investment bankers, lenders, accountants and attorneys, in each case only where such persons or entities are under appropriate nondisclosure obligations; (ii) any party may disclose (other than in a press release or other public announcement described in subsection (b)) solely the fact that Intel and/or SAP is an investor in the Company to any third parties without the requirement for the consent of any other party or nondisclosure obligations; and (iii) Intel and/or SAP may disclose its respective investment in the Company and the Financing Terms to third parties or to the public at its sole discretion and, if it does so, the other parties hereto shall have the right to disclose to third parties any such information disclosed in a press release or other public announcement by Intel and/or SAP, as the case may be.

               (d)  Legally Compelled Disclosure.  In the event that the
                    ----------------------------
Company is requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations) to disclose Intel's and/or SAP's participation in this Agreement, the Series C Agreement, the Series D Agreement, the Series E Agreement, the Series F Agreement and/or the Warrant and/or any of the Financing Terms hereof in contravention of the provisions of this Section 8.13, the Company shall provide Intel and/or SAP, as the case may be, with prompt written notice of that fact so that Intel and/or SAP, as the case may be, may seek (with the cooperation and reasonable efforts of the Company) a protective order, confidential treatment or other appropriate remedy. In such event, the Company shall furnish only that portion of the information which is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information to the extent reasonably requested by Intel and/ or SAP, as the case may be.

               (e)  Other Information.  The provisions of this Section 8.13
                    -----------------
shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the parties hereto with respect to the transactions contemplated hereby. Additional disclosures and exchange of confidential information between the Company and Intel (including without limitation, any exchanges of information with any Intel board observer) shall be governed by the terms of the Corporate Non-Disclosure Agreement No. 115010, dated June 2, 1998, executed by the Company and Intel, and any Confidential Information Transmittal Records provided in connection therewith.

               (f) All notices required under this Section 8.13 shall be made pursuant to Section 8.1 hereof.

               (g)  Notwithstanding anything herein to the contrary, this
Section 8.13 shall not be binding upon Intel 64 Fund, LLC.

              [THE REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

THE COMPANY:
-----------

Extricity, Inc.,
a California corporation

By: __________________________________
    Barry M. Ariko, President


THE SHAREHOLDERS:
----------------


By: __________________________________
    The Kenneth Ross Trust dated December 3, 1980

By: __________________________________
    Kenneth Ross, Trustee of the Ross ACD
    Irrevocable Trust

By: __________________________________
    Kenneth Ross, Trustee of the Ross BMR
    Irrevocable Trust dated August 13, 1997

By: __________________________________
    Kenneth Ross, Trustee of the Ross EAR
    Irrevocable Trust dated July 29, 1999

By: __________________________________
    Gregory R. Olsen

By: __________________________________
    Kimberly Weins

                      [SIGNATURE PAGE TO EXTRICITY, INC.
                  FIFTH RESTATED INVESTORS'RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

THE COMPANY:
-----------

Extricity, Inc.,
a California corporation

By: _________________________
    Barry M. Ariko, President

THE INVESTORS:
-------------

Charter Growth Capital II, L.P.            Broadview Capital Partners Qualified
                                           Purchaser Fund, L.P.
  By: CGC Partners II
                                               By:  Broadview Capital Partners
                                                    Management LLC
  By: __________________________________       Its: General Partner
      George H. Bischof, General Partner
                                               By:______________________________
                                               Name:____________________________
                                               Title: Member

CGC Investors II QP, L.P.                  Broadview Capital Partners, L.P.

  By: CGC Partners II
                                               By:  Broadview Capital Partners
                                                    Management LLC
                                               Its: General Partner

  By: __________________________________       By:______________________________
      George H. Bischof, General Partner       Name:____________________________
                                               Title: Member

CGC Investors II A, L.P.                   Broadview Capital Partners
                                           Affiliates Fund, LLC
  By: CGC Partners II
                                               By:  Broadview Capital Partners
                                                    Management LLC
                                               Its: Manager

  By: __________________________________       By: _____________________________
      George H. Bischof, General Partner       Name:____________________________
                                               Title: Member

                      [SIGNATURE PAGE TO EXTRICITY, INC.
                  FIFTH RESTATED INVESTORS' RIGHTS AGREEMENT]

AspenTech                                  Broadview BCPSBS Fund, L.P.

By:_____________________________              By:  Broadview Capital Partners

Title: Member, General Partner                     Management LLC
       -----------------------
                                              Its: Manager

                                              By:______________________________
                                              Name:____________________________
                                              Title: Member
WingSpring

By:______________________________             By: ______________________________

Title: Member, General Partner                    ________________, individual
       -----------------------

Manugistics

By:______________________________

Title: Member, General Partner
       -----------------------

Robertson, Stephens

By:______________________________

Title: Member, General Partner
       -----------------------

GCWF Investment Partners II
By GCWF Investments LLC, Managing Partner
  By: Gregory M. Gallo, President & CFO


_________________________________

TCV IV, L.P.
a Delaware Limited Partnership

By:  Technology Crossover
     Management IV, L.L.C.,
Its: General Partner

By:______________________________
   Name: Carla S. Newell
   Title: Attorney in Fact


                      [SIGNATURE PAGE TO EXTRICITY, INC.
                  FIFTH RESTATED INVESTORS' RIGHTS AGREEMENT]

Bay Partners SBIC, L.P.                           RRE Investors Fund, L.P.

By: Bay Management Company 1995, its General      By: __________________________

    Partner                                       Title: Member, General Partner
                                                         -----------------------
By: ________________________________________
    ___________________, General Partner

Piper Jaffray Technology Capital SBIC, L.P.       Bay Partners LS Fund, L.P.

By: Piper Ventures Capital, Inc.,                 By:___________________________
    its General Partner                           Name:_________________________
                                                  Title:________________________

By: ________________________________________
    Gary J. Blauer
    Vice President

Vector Capital, L.P.                              Telos Venture Partners, L.P.

By: Vector Capital Partners, LLC                  By: __________________________
                                                      Bruce R. Bourbon, General
                                                      Partner
By: ________________________________________
    Alexander B. Slusky, Managing Member

Donald. C Hichens                                 RRE Investors Fund, L.P.

____________________________________________      By:___________________________

                                                  Title: Member, General Partner
                                                         -----------------------

                                                  Liberty Environmental
                                                  Partners, L.P.

                                                  By: __________________________

                                                  Name: __________________,
                                                  General Partner

                      [SIGNATURE PAGE TO EXTRICITY, INC.
                  FIFTH RESTATED INVESTORS' RIGHTS AGREEMENT]

                                            Timothy A. Woodward

                                            ___________________________________


Brendan Joseph Cassin, Trustee of the       Brendan Joseph Cassin and Isabel B.
Robert Sean Cassin Trust U/D/T dated        Cassin, Trustees of the
2/20/97                                     Cassin Family Trust U/T/D
                                            dated January 31, 1996

By: _________________________________       By: ________________________________
    B. J. Cassin, Trustee                       B. J. Cassin, Trustee

Saint Francis Growth Fund                   Saint Mary's College of California

By:__________________________________       By: ________________________________

Title:_______________________________       Title: _____________________________


Stanford University                         Eagle Ventures II, LLC

By: _________________________________       By: ________________________________

Title: ______________________________       R. David Spreng, President

Crescendo II, L.P.                          Ronald P. Antipa

By:  ________________, its General          ___________________________________
Partner

By: _________________________________
    R. David Spreng, President

Ray Bingham                                 James A. Chafoulias

_____________________________________       ___________________________________


                      [SIGNATURE PAGE TO EXTRICITY, INC.
                  FIFTH RESTATED INVESTORS' RIGHTS AGREEMENT]

Joe Costello                              Gerald C. Down

_______________________________           __________________________________
Larry G. Gerdes                           Jeffrey O. Henley & Judy Henley TTEEs,
                                          Jeffrey and Judy Henley Trust I dtd
                                          10/23/89

                                          By:___________________________________

                                          Title:________________________________

_______________________________
Paul K. Joas                              Donald L. Lucas, SUCC TTEE Donald L.
                                          Lucas Profit Sharing Trust DTD 1/1/84

                                          By:___________________________________

                                          Title:________________________________

Richard M. Lucas Cancer Foundation        Motete Corporation

By:____________________________           By:___________________________________

Title:_________________________           Title:________________________________


Alberto Perez                             Noel Rahn

_______________________________           ______________________________________


Royal Wulff Investment Group              RWI Group II, L.P.


By:____________________________           By:___________________________________
   Donald A. Lucas, General Partner          Donald A. Lucas, General Partner


                      [SIGNATURE PAGE TO EXTRICITY, INC.
                  FIFTH RESTATED INVESTORS' RIGHTS AGREEMENT]

Sand Hill Financial Company                  Gregory V. Vaughan

By:____________________________              ___________________________________

Title:_________________________

F & W Investments 1996                       F & W Investments 1996 - II

By:____________________________              By:________________________________

Title:_________________________              Title:_____________________________

F & W Investments 1997                       F & W Investments 2000

By:____________________________              By:________________________________

Title:_________________________              Title:_____________________________

WS Investments 96A                           WS Investments 97A

By:____________________________              By:________________________________

Title:_________________________              Title:_____________________________

WS Investments 98A

By:____________________________

Title:_________________________


Aaron Ross                                   Alison Ross

_______________________________              ___________________________________



Catherine Ross                               David Ross

_______________________________              ___________________________________


                      [SIGNATURE PAGE TO EXTRICITY, INC.
                  FIFTH RESTATED INVESTORS' RIGHTS AGREEMENT]

Bert L. Zaccaria                            Arlene B. Tenenbaum and Joshua B.
                                            Tenenbaum as Trustees of the Jay M.
_________________________________           Tenenbaum Technology Trust

                                            By:_________________________________

                                            Title:______________________________


Anne Marie Jasse & Bruce Fram,              Byron A. Gregerson
Community Property

By:______________________________           ____________________________________

Title:___________________________


Isaac Stein and Madelein Johnson Stein,     Ken Goldman
Trustees of the Stein 1995 Revocable Trust

By:______________________________           ____________________________________

Title:___________________________


                      [SIGNATURE PAGE TO EXTRICITY, INC.
                  FIFTH RESTATED INVESTORS' RIGHTS AGREEMENT]

Intel 64 Fund, LLC                                          Intel Corporation
By: Intel 64 Fund Operations, Inc.,
    its Coordinating Member                                    By:_____________________________________________________________
                                                               Name:___________________________________________________________
                                                               Title:__________________________________________________________
    By:_____________________________________________
        Arvind Sodhani
        Vice President and Treasurer

Chancellor Private Capital Partners III, L.P.               Citiventure 96 Partnership, L.P.
By: CPCP Associates, L.P., its General Partner              By: INVESCO Private Capital, Inc., as
By: INVESCO Private Capital, Inc., its General Partner      Investment Advisor and Attorney-in-Fact

By:_________________________________________________        By:________________________________________________________________
    Name:___________________________________________           Name:___________________________________________________________
    Title:__________________________________________           Title:__________________________________________________________

Chancellor Private Capital Offshore Partners II, L.P.       Chancellor Private Capital Offshore Partners I, C V
By: CPCO Associates, L.P., its Investment General Partner   By: Chancellor KME IV, L.P., its Investment General Partner
By: INVESCO Private Capital, Inc., its General Partner      By: INVESCO Private Capital, Inc., its General Partner

By:__________________________________________________       By:________________________________________________________________
    Name:____________________________________________          Name:___________________________________________________________
    Title:___________________________________________          Title:__________________________________________________________

Cambridge Technology Capital                                SAP America, Inc.

    By:______________________________________________
    Name:____________________________________________          By:_____________________________________________________________
    Title:___________________________________________          Name:___________________________________________________________
                                                               Title:__________________________________________________________


                      [SIGNATURE PAGE TO EXTRICITY, INC.
                  FIFTH RESTATED INVESTORS' RIGHTS AGREEMENT]

THE SHAREHOLDERS:
----------------


The Kenneth Ross Trust dated              Kenneth Ross, Trustee of the Ross ACD
December 3, 1980                          Irrevocable Trust

By:___________________________________    By:__________________________________
   Kenneth Ross, Trustee                     Kenneth Ross, Trustee

Kenneth Ross, Trustee of the Ross BMR     Kenneth Ross, Trustee of the Ross EAR
Irrevocable Trust dated August 13, 1997   Irrevocable Trust dated July 29, 1999

By:___________________________________    By:__________________________________
   Kenneth Ross, Trustee                     Kenneth Ross, Trustee

Gregory R. Olsen                          Kimberly P. Weins

______________________________________    _____________________________________


                      [SIGNATURE PAGE TO EXTRICITY, INC.
                  FIFTH RESTATED INVESTORS' RIGHTS AGREEMENT]

                                    EXHIBIT A

                                                           [SUBJECT TO REVISION]

                                List of Investors
                                -----------------

                                          No. of         No. of           No. of          No. of         No. of          No. of
                                        Shares of       Shares of       Shares of       Shares of      Shares of       Shares of
                                         Series A       Series B         Series C        Series D       Series E        Series F
                                        Stock Held     Stock Held       Stock Held      Stock Held     Stock Held      Stock Held
                                        ----------    -----------       ----------      ----------     ----------     ------------
Charter Growth Capital II, L.P.                0               0               0               0                  0      1,767,442
525 University Avenue
Suite 1500
Palo Alto, CA 94301
Tel: 650-325-6953
Fax: 650-325-8811
Email: george@charterventures.com
       --------------------------

CGC Investors II QP, L.P.                      0               0               0               0                  0         69,767
525 University Avenue
Suite 1500
Palo Alto, CA 94301
Tel: 650-325-6953
Fax: 650-325-8811

CGC Investors II A, L.P.                       0               0               0               0                  0         23,256
525 University Avenue
Suite 1500
Palo Alto, CA 94301
Tel: 650-325-6953
Fax: 650-325-8811

Broadview Capital Partners                     0               0               0               0                  0      1,290,520
Qualified Purchaser Fund, L.P.
950 Tower Lane, 18th Floor
Foster City, CA 94404
Tel: 650-356-6000
Fax: 650-356-6001
Email:
sbachmann@broadviewcapital.com
------------------------------
bbarlow@broadviewcapital.com
----------------------------
dkapnick@broadviewcapital.com

Broadview Capital Partners, L.P.               0               0               0               0                  0        178,317
950 Tower Lane, 18th Floor
Foster City, CA 94404
Tel: 650-356-6000
Fax: 650-356-6001

                                          No. of          No. of          No. of          No. of        No. of          No. of
                                        Shares of       Shares of       Shares of        Shares of     Shares of       Shares of
                                         Series A        Series B        Series C        Series D      Series E        Series F
                                        Stock Held      Stock Held      Stock Held      Stock Held    Stock Held      Stock Held
                                        ----------      ----------      ----------      ----------    -----------     ----------
Broadview Capital Partners                     0               0               0               0                  0       71,705
Affiliates Fund, LLC
950 Tower Lane, 18th Floor
Foster City, CA 94404
Tel: 650-356-6000
Fax: 650-356-6001

Broadview BCPSBS Fund, L.P.                    0               0               0               0                  0        9,845
950 Tower Lane, 18th Floor
Foster City, CA 94404
Tel: 650-356-6000
Fax: 650-356-6001

AspenTech                                      0               0               0               0                  0      310,077
____________________________________
____________________________________
____________________________________
Email: lisa.zappala@aspentech.com
       --------------------------
larry_evans@aspentech.com

WingSpring, L.L.C.                             0               0               0               0                  0      155,039
2370 Watson Court, Suite 200
Palo Alto, CA 94303
Tel: 650-843-9800
Fax: 650-843-3660
Attn: Timothy F. Tasch
Email: timt@wingspring.com
       -------------------

Manugistics                                    0               0               0               0                  0      155,039
____________________________________
____________________________________
____________________________________

Email:  rrajajo@manu.com
        ----------------------------

GCWF Investment Partners II                    0               0               0               0                  0        7,752
400 Hamilton Avenue
Palo Alto, CA 94301-1825
Tel: 650-833-2000
Fax: 650-327-3699
Attn: Peggy Hone
Email: phone@graycary.com
       ------------------

                                        No. of         No. of          No. of          No. of         No. of          No. of
                                      Shares of      Shares of       Shares of       Shares of       Shares of      Shares of
                                       Series A       Series B        Series C        Series D       Series E        Series F
                                      Stock Held     Stock Held      Stock Held      Stock Held     Stock Held      Stock Held
                                      ----------     ----------      ----------      ----------     ----------      ----------
TCV IV, L.P.                                   0               0               0               0             0        1,079,884
Technology Crossover Ventures
575 High Street, Suite 400
Palo Alto, CA 94301
Attn: Carla S. Newell
Tel: 650-614-8210
Fax: 650-614-8222
Email: bseawell@tcv.com
       ----------------
       kschwan@tcv.com
       ---------------

with a copy to:
Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ 07041
Attn: Robert C. Bensky
Tel: 973-467-5320
Fax: 973-467-5323

RRE Investors, L.P.                            0               0         402,826          87,301        62,571                0
126 East 56/th/ Street
New York, NY 10022
Attn: Andrew L. Zalasin
Tel: 212-418-5100
Fax: 212-355-0330
E-mail: alz@rre.com

RRE Investors Fund, L.P.                       0               0         221,774          48,063        34,448
P. O. Box 31106 SMB
West Bay Road, Grand Cayman
Cayman Islands, B.W.I.
Fax: 345-949-3877

Bay Partners SBIC, L.P.                  800,000         327,273         131,791          87,812       161,355          264,900
10600 No. DeAnza Blvd.
Suite 100
Cupertino, CA 95014-2031
Attn: Neil Dempsey
Tel: 408-725-2444
Fax: 408-446-4502
E-mail: mty@baypartners.com
        -------------------
        neal@baypartners.com
        --------------------

Bay Partners LS Fund, L.P.                     0               0               0               0     1,018,330                0
10600 No. DeAnza Blvd., Suite 100
Cupertino, CA 95014-2031
Attn: Neil Dempsey
Tel: 408-725-2444
Fax: 408-446-4502

                                          No. of         No. of           No. of          No. of         No. of          No. of
                                        Shares of       Shares of       Shares of       Shares of      Shares of       Shares of
                                         Series A       Series B         Series C        Series D       Series E        Series F
                                        Stock Held     Stock Held       Stock Held      Stock Held     Stock Held      Stock Held
                                        ----------    -------------     ----------      ----------    -----------     -----------
Telos Venture Partners, L.P.             800,000         327,273         131,791          87,812          161,355          195,258
2350 Mission College Blvd.,
Suite 1070
Santa Clara, CA 95054
Attn: Bruce Bourbon
Tel: 408-982-5800
Fax: 408-982-5880
E-mail: Bourbon@telosvp.com
        -------------------
        srooney@telosvp.com
        -------------------

Vector Capital, L.P.                     250,000          72,727          37,730          25,140           46,194           55,900
c/o Vector Capital Partners, LLC -
General Partner
Attn: Alex Slusky
456 Montgomery Street
San Francisco, CA 94104
Tel: 415-293-5000
Fax: 415-293-5100
E-mail: alex@vectorcapital.com
        -----------------------

Piper Jaffray Technology Capital               0         500,000          58,456          38,949           19,756                0
SBIC, L.P.
Attn: Marco Demiros
2500 Sand Hill Road, Suite 200
Menlo Park, CA 94025
Tel: 650-233-2294
Fax: 650-561-9127
E-mail: mdemiroz@pjc.com
        ----------------
        vnguyen@pjc.com  (Asst.)
        ---------------

Liberty Environmental Partners, L.P.           0          54,545           6,377           4,249                0                0
220 Montgomery Street, Penthouse 10
San Francisco, CA 94014
Attn: Donald C. Hichens
Tel: 415-834-1600
Fax: 415-834-1603
Email:
donald.c.hichens@us.pwcglobal.com
---------------------------------

                                        No. of         No. of          No. of          No. of         No. of         No. of
                                      Shares of      Shares of        Shares of       Shares of     Shares of       Shares of
                                       Series A       Series B        Series C        Series D       Series E       Series F
                                      Stock Held     Stock Held      Stock Held      Stock Held     Stock Held     Stock Held
                                      ----------    ------------     ----------      ----------    -----------     ------------
Donald C. Hichens                              0               0               0               0         4,344            9,448
2 Britton Avenue
Belvedere, CA 94942
Tel: 415-834-1600
Fax: 415-834-1603
Email:
donald.c.hichens@us.pwcglobal.com
---------------------------------

Timothy A. Woodward                            0               0               0               0         3,462                0
937 Lake Street
San Francisco, CA 94118
Tel: 415-974-1668
Fax: 415-974-0608
E-mail: twoodward@mthfund.com
        ----------------------

Brendan Joseph Cassin Trustee of          25,000           8,635           3,932           2,620         4,814            5,826
the Robert Sean Cassin Trust U/D/T
dated 2/20/97
3000 Sand Hill Road, Suite 3-210
Menlo Park, CA 94025
Tel: 650-854-7990
Fax: 650-854-4547
E-mail: bicassin@earthlink.net
        ----------------------
        bobbi@zaccaria.com
        ----------------------
        (Bobbi Dolan, Asst.)

Brendan Joseph Cassin and Isabel B.      250,000          86,353          39,323          26,201       101,833           61,932
Cassin, Trustees of the Cassin
Family Trust U/T/D dated January
31, 1996
3000 Sand Hill Road, Suite 3-210
Menlo Park, CA 94025
Tel: 650-854-7990
Fax: 650-854-4547

Saint Francis Growth Fund                 25,000           8,635           3,932           2,620         4,814            5,826
c/o Saint Francis High School
Attn: James S. Bowler
1885 Miramonte Avenue
Mountain View, CA 94040
Tel: 650-968-1213
Fax: 650-968-3241

                                           No. of        No. of          No. of          No. of         No. of         No. of
                                         Shares of     Shares of        Shares of       Shares of     Shares of       Shares of
                                          Series A      Series B        Series C        Series D       Series E       Series F
                                        Stock Held     Stock Held      Stock Held      Stock Held     Stock Held     Stock Held
                                        ----------    -----------      -----------     -----------    ----------     ------------
Saint Mary's College of California        25,000           8,635           3,932           2,620            4,814        5,826
1928 St. Mary's Road, Moraga,
CA 94556
P.O. Box 3554, Moraga, CA 94575
Attn: Kristine Chase
Tel: 925-631-4000
E-mail:  sneward@stmarys-ca.edu
         ----------------------
(Sharon Neward, Asst.)

Stanford University                       25,000           8,635           3,932           2,620            4,814        5,826
2770 Sand Hill Road
Menlo Park, CA 94025
Attn: Carol Gilmer
Tel: 650-926-0200
Fax: 650-854-9267
E-mail: cgilmer@stanford.edu
        --------------------

Eagle Ventures II, LLC                         0           9,087           1,062           1,162            1,355            0
c/o Crescendo Ventures
Attn: R. David Spreng
800 LaSalle Avenue, Suite 2250
Minneapolis, MN 55402
Tel: 612-607-2800
Fax: 612-607-2801
E-mail: dspreng@crescendoventures.com
        ------------------------------

Crescendo II, L.P.                             0         245,458          28,697          84,148          101,833       55,972
c/o Crescendo Ventures
Attn: R. David Spreng
800 LaSalle Avenue, Suite 2250
Minneapolis, MN 55402
Tel: 612-607-2800
Fax: 612-607-2801

Ronald P. Antipa                          10,000           3,454           1,573           1,048            1,926        2,330
c/o BT Alex. Brown Incorporated
101 California Street, 46th Floor
San Francisco, CA 94111
Tel: 415-544-2896
Fax: 415-732-3060
E-mail: Ronald.Antipa@db.com
        --------------------

                                          No. of                          No. of          No. of         No. of
                                        Shares of     No. of Shares     Shares of       Shares of       Shares of   No. of Shares
                                         Series A      of Series B       Series C        Series D       Series E    of Series F
                                        Stock Held      Stock Held      Stock Held      Stock Held     Stock Held   Stock Held
                                        ----------    -------------     ----------      ----------     ----------   -------------
Ray Bingham                               15,000           5,181           2,359           1,572            2,889            3,496
c/o Cadence Design Systems, Inc.
2655 Seely, Building 5
San Jose, CA 95134
Tel: 408-943-1234
Fax: 408-435-9585
E-mail: bingham@cadence.com
        -------------------

James A. Chafoulias                            0           7,271           2,019           1,345            1,274            1,542
155 Irving Avenue North
Minneapolis, MN 55405
Tel: 612-374-2280
Fax: 612-374-5982

Joe Costello                              30,000          10,362           4,719           3,144            5,777            6,991
Think3
2880 Lakeside Drive, Suite 250
Santa Clara, CA 95054
Tel: 408-987-2200
Fax: 408-727-0235
E-mail: joe.costello@think3.com
        ------------------------

Gerald C. Down                            10,000           3,454           1,573           1,048            2,926            2,399
2882 Sand Hill Road, #200
Menlo Park, CA 94025
Tel: 650-853-6142
Fax: 650-853-6183
E-mail: gerald.c.down@rssmb.com
        ------------------------

Larry G. Gerdes                           10,000           3,454           1,573           1,048            1,926            2,330
3353 Peachtree Road, Suite 1030
Atlanta, GA 30326
Tel: 404-240-8585
Fax: 404-240-8586
E-mail: Larry.Gerdes@trcr.com
        ----------------------

Jeffrey O. Henley & Judy Henley           15,000           5,181           2,359           1,572                0            6,235
TTEEs, Jeffrey and Judy Henley
Trust I dtd 10/23/89 51 Monte Vista
Atherton, CA 94027 Tel: 650-506-5678
Email: uu:smontoya@us.oracle.com

                                          No. of                          No. of          No. of         No. of
                                        Shares of     No. of Shares     Shares of       Shares of       Shares of   No. of Shares
                                         Series A      of Series B       Series C        Series D       Series E    of Series F
                                        Stock Held      Stock Held      Stock Held      Stock Held     Stock Held   Stock Held
                                        ----------    -------------     ----------      ----------     ----------   -------------
Paul K. Joas                              20,000          15,999           4,209           2,804             5,153           6,235
c/o Dain Bosworth Inc.
60 South 6th Street, 11th Floor
Minneapolis, MN 55402
Tel: 612-371-7998
Fax: 612-371-2722
E-mail: pkjoas@dainrausher.com
        ----------------------
jhewitt@dainrauscher.com
------------------------

Donald L. Lucas, SUCC TTEE Donald         50,000          17,271           7,865           5,240             9,629          11,652
L. Lucas Profit Sharing
Trust DTD 1/1/84
3000 Sand Hill Road/Bldg. 3, Suite 210
Menlo Park, CA 94025
Tel: 650-854-4223
Fax: 650-854-4547
E-mail: Fances@bodl.com or
        ---------------
        Melissa@bodl.com
        ----------------
        (associates)

Richard M. Lucas Cancer Foundation        65,000          22,452          10,224           6,812            12,518          15,148
Attn: Donald L. Lucas
3000 Sand Hill Road/Bldg. 3,
Suite 210
Menlo Park, CA 94025
Tel: 650-854-4223
Fax: 650-854-4547

Motete Corporation                        25,000           8,635           3,932           2,620                 0           5,497
P. O. Box 8052
Panama City 7, Panama
Attn: Gabriel de la Guardia
Tel: 011-507-270-1164
Fax: 011-507-226-5758
Email: gdelagua@pty.com
       ----------------
Alberto Perez                             25,000           8,635           3,932           2,620                 0           5,497
El Arreo, S.A.
Next to Intel
La Ribera de Belen
Heredia, Costa Rica [use DHL service]
Tel: 011-506-239-0618
Fax: 011-506-239-0402
E-mail: crceesa@sol.racsa.co.cr
         ----------------------

                                          No. of                          No. of          No. of         No. of
                                        Shares of     No. of Shares     Shares of       Shares of       Shares of   No. of Shares
                                         Series A      of Series B       Series C        Series D       Series E    of Series F
                                        Stock Held      Stock Held      Stock Held      Stock Held     Stock Held   Stock Held
                                        ----------    -------------     ----------      ----------     ----------   -------------
Noel Rahn                                 50,000          10,000           5,846           3,895            10,255          10,240
c/o Rahn Group
3355 U.S. Bank Place
601 - Second Avenue South/
Suite 3355
Minneapolis, MN 55402
Tel: 612-343-7000
Fax: 612-343-7001
E-mail: Mrahn@rahn.com
        --------------
        (associate)

Royal Wulff Investment Group              60,000               0               0               0                 0               0
720 University Avenue, Suite 103
Palo Alto, CA 94301
Tel: 650-833-4980
Fax: 650-833-4983

RWI Group II, L.P.                             0          38,907          11,564          42,301            18,302          22,148
720 University Avenue, Suite 103
Palo Alto, CA 94301
Tel: 650-833-4980
Fax: 650-833-4983
E-mail: jbarek@rwigroup.com
        -------------------
        dlucas@rwigroup.com
        -------------------
Sand Hill Financial Company              250,000          86,353          39,323          26,201                 0          54,968
3000 Sand Hill Road, Suite 3-210
Menlo Park, CA 94025
Tel: 415-854-4223
Fax: 415-854-4547
E-mail: Frances@bodl.com
        ----------------
Gregory V. Vaughan                        15,000           5,181           2,359           1,572             2,889               0
Morgan Stanley & Co.
555 California St.
San Francisco, CA 94104
Tel: 415-576-2152
Fax: 415-576-2361
E-mail: gregory.vaughan@msdw.com
        ------------------------

                                          No. of                          No. of          No. of         No. of
                                        Shares of     No. of Shares     Shares of       Shares of       Shares of   No. of Shares
                                         Series A      of Series B       Series C        Series D       Series E    of Series F
                                        Stock Held      Stock Held      Stock Held      Stock Held     Stock Held   Stock Held
                                        ----------    -------------     ----------      ----------     ----------   -------------
F & W Investments 1996                    30,000               0               0               0                 0               0
Two Palo Alto Square
Palo Alto, CA 94306
Attn: Joel D. Kellman (out of
office for 2 wks)
      Laird Simons
Tel: 650-494-0600
Fax: 650-494-1417
E-mail: lsimons@fenwick.com
        -------------------

F & W Investments 1996 - II                    0          10,362               0               0                 0               0
Two Palo Alto Square
Palo Alto, CA 94306
Attn: Joel D. Kellman
Tel: 650-494-0600
Fax: 650-494-1417

F & W Investments 1997                         0               0           4,719               0                 0               0
Two Palo Alto Square
Palo Alto, CA 94306
Attn: Joel D. Kellman
Tel: 650-494-0600
Fax: 650-494-1417

F & W Investments 2000                         0               0               0               0             5,401               0
Two Palo Alto Square
Palo Alto, CA 94306
Attn: Joel D. Kellman
Tel: 650-494-0600
Fax: 650-494-1417

F & W Investments 2000 II                      0               0               0               0                 0           6,535
Two Palo Alto Square
Palo Alto, CA 94306
Attn: Joel D. Kellman
Tel: 650-494-0600
Fax: 650-494-1417

WS Investments 96A                        15,000               0               0               0                 0               0
Attn: James Terranova
650 Page Mill Road
Palo Alto, CA 94304-1050
Tel: 650-493-9300
Fax: 650-493-6811
E-mail: jterranova@wsgr.com
        --------------------

                                          No. of        No. of         No. of          No. of         No. of        No. of
                                        Shares of      Shares of      Shares of       Shares of      Shares of     Shares of
                                         Series A       Series B       Series C        Series D       Series E      Series F
                                        Stock Held     Stock Held     Stock Held      Stock Held     Stock Held     Stock Held
                                       -----------     ----------     ----------     -----------     -----------    ----------
WS Investments 97A                             0           3,786               0               0               0             0
650 Page Mill Road
Palo Alto, CA 94304-1050
Tel: 650-493-9300
Fax: 650-493-6811

WS Investments 98A                             0               0           2,196               0               0             0
650 Page Mill Road
Palo Alto, CA 94304-1050
Tel: 650-493-9300
Fax: 650-493-6811

Anne Marie Jasse & Bruce Fram                  0           9,091           1,063               0               0         1,389
645 Upland Road
Redwood City, CA 94062
Attn: Bruce Fram
Tel: 650-298-7002
Fax: 650-556-1731
E-mail: bfram@luminate.com
        ------------------

Byron A. Gregerson                        10,000           3,454           1,573           1,048           1,000         2,267
908 Chituras
Modesto, CA 95355
Tel: 209-523-3300
Fax: 209-523-3399
E-mail: Thayer_Harvey@msn.com
        ----------------------

Isaac Stein and Madeline Johnson          10,000           3,454           1,573           1,048           5,092         2,547
Stein, Trustees of the Stein 1995
Revocable Trust
c/o Waverly Associates
525 University Avenue, Suite 700
Palo Alto, CA 94301
Tel: 650-324-1245
E-mail: isaac@steinfamily.com
       ---------------------

                                          No. of        No. of         No. of          No. of         No. of        No. of
                                        Shares of      Shares of      Shares of       Shares of      Shares of     Shares of
                                         Series A       Series B       Series C        Series D       Series E      Series F
                                        Stock Held     Stock Held     Stock Held      Stock Held     Stock Held     Stock Held
                                       -----------     ----------     ----------     -----------     -----------    ----------
Arlene B. Tenenbaum and Joshua B.         50,000               0               0               0                  0            6,839
Tenenbaum as Trustees of the Jay M.
Tenenbaum Technology Trust
c/o Arlene B. Tenenbaum and Joshua
B. Tenenbaum, Trustees
25 El Hambra Court
Portola Valley, CA 94025
Tel: 650-493-8608
E-mail: jmt@commerceone.com
        --------------------
marty.tennenbaum@commerceone.com

Bert L. Zaccaria                               0          18,182           2,126           1,416              2,603            3,149
3000 Sand Hill Road, Suite 3-210
Menlo Park, CA 94025
Tel: 650-854-1203
Fax: 650-854-2019
E-mail: Bert@zaccaria.com
        -----------------

Aaron Ross                                 5,000           1,819             797               0                  0                0
76 Ridgeview Drive
Atherton. CA 94027
Tel: 650-854-1700
Fax: 650-854-8579
E-mail: aross@equipmentleasing.com
        --------------------------

Alison Ross                               75,000          13,637          10,363               0                  0           13,361
76 Ridgeview Drive
Atherton, CA 94027
Tel: 650-854-1700
Fax: 650-854-8579
E-mail: aross@smartfinance.com
        -----------------------

Catherine Ross                             5,000           1,819             797               0                  0            1,028
76 Ridgeview Drive
Atherton, CA 94027
Tel: 650-854-1700
Fax: 650-854-8579
E-mail: Catherine.Ross@springstreet.com
        --------------------------------

                                          No. of        No. of         No. of          No. of         No. of        No. of
                                        Shares of      Shares of      Shares of       Shares of      Shares of     Shares of
                                         Series A       Series B       Series C        Series D       Series E      Series F
                                        Stock Held     Stock Held     Stock Held      Stock Held     Stock Held     Stock Held
                                       -----------     ----------     ----------     -----------     -----------    ----------
David Ross                                 5,000           1,819             797               0                  0            1,028
76 Ridgeview Drive
Atherton, CA 94027
Tel: 650-854-1700
Fax: 650-854-8579
E-mail: David.Ross@avon.com
        --------------------

Cambridge Technology Capital                   0               0          98,039           6,838            101,833           21,309
11512 El Camino Real, Suite 215
San Diego, CA 92130-2046
Attn: Barry Rosenbaum
Tel: 619-259-7869
E-mail: lsilbe@ctp.com
        --------------
        barryr@ctp.com
        ---------------

Intel Corporation                              0               0         294,118               0                  0                0
2200 Mission College Boulevard
Santa Clara, CA 95052
Attn: Portfolio Manager RN6-46
Tel: 408-765-5636
Fax: 408-765-6038
E-mail: tamiko.hutchinson@intel.com
        ----------------------------
kevin.p.voong@intel.com

Copy to: Intel Corporation
2200 Mission College Boulevard
Santa Clara, CA 95052
Attn: General Counsel
Fax: 408-765-1859

Intel 64 Fund, LLC                             0               0               0         253,807                  0          252,437
2200 Mission College Boulevard
Santa Clara, CA 95052
Attn: Portfolio Manager RN6-37
Fax: 408-765-6038
Email: sean.d.doyle@intel.com
       ----------------------
lyen@mofo.com

Copy to: Intel Corporation
2200 Mission College Boulevard
Santa Clara, CA 95052
Attn: General Counsel
Fax: 408-765-1859

                                          No. of        No. of         No. of          No. of         No. of            No. of
                                        Shares of      Shares of      Shares of       Shares of      Shares of         Shares of
                                         Series A       Series B       Series C        Series D       Series E          Series F
                                        Stock Held     Stock Held     Stock Held      Stock Held     Stock Held        Stock Held
                                       -----------     ----------     ----------     -----------     ----------        ----------
SAP America, Inc.                              0               0         196,078               0              0                 0
3999 Westchester Pike
Newtown Square, PA  19073
Attn:  General Counsel
E-mail: Torsten.Geers@sap.com
        ----------------------
howard.lau@sap-ag.de

                                                                                                                          620,155
SAP - AG

_______________________________
_______________________________
_______________________________
_______________________________

Ken Goldman                                    0               0               0          12,690              0             1,736
@home Network
425 Broadway
Redwood City, CA 94063
Tel: 650-569-5000
E-mail: yap@corp.home.net
        -----------------


Chancellor Private Capital Partners            0               0          22,538          42,978         14,727           109,389
III, L.P.
c/o Invesco Private Capital, Inc.
1166 Avenue of the Americas
New York, N.Y. 10036
Attn: Jean Ouyang
E-mail: jean_ouyang@invesco.com
        -----------------------


Citiventure 96 Partnership, L.P.               0               0          96,627         184,264         63,138           468,992
c/o Invesco Private Capital, Inc.
1166 Avenue of the Americas
New York, N.Y. 10036
Attn: Mark Radonvanovich or
Alessandro Piol



Chancellor Private Capital Offshore            0               0          37,089          70,728         24,235           180,018
Partners II, L.P.
c/o Invesco Private Capital, Inc.
1166 Avenue of the Americas
New York, N.Y. 10036
Attn: Mark Radonvanovich or
Alessandro Piol

                                          No. of        No. of         No. of          No. of         No. of        No. of
                                        Shares of      Shares of      Shares of       Shares of      Shares of     Shares of
                                         Series A       Series B       Series C        Series D       Series E      Series F
                                        Stock Held     Stock Held     Stock Held      Stock Held     Stock Held     Stock Held
                                       -----------     ----------     ----------     -----------     -----------    ----------
Chancellor Private Capital Offshore              0             0           3,460           6,599           2,261        16,795
Partners I, C V
c/o Invesco Private Capital, Inc.
1166 Avenue of the Americas
New York, N.Y. 10036
Attn: Mark Radonvanovich or
Alessandro Piol

Jeff Becker                                      0             0               0               0               0         1,085
21 Boulderwood Drive
Livingston, NJ 07039
Tel: 973-535-8899
Fax: 973-535-6337
Email: jeff_becker@rsco.com
       --------------------

Anna Brady                                       0             0               0               0               0           620
1851 Pine Street
San Francisco, CA 94104
Tel: 415-346-3954
Fax: 415-676-2633
Email: anna_brady@rsco.com
       --------------------

Thomas S. Champion                               0             0               0               0               0           465
1884 Greenwich Street, Apt. 702
San Francisco, CA 94128
Tel: 415-929-2547
Email: tschampion@hotmail.com
       ----------------------

Mark Edwards                                     0             0               0               0               0           930
101 Buckingham Avenue
San Dimas, CA 91773
Tel: 909-599-4066
Email: edwards1m@hotmail.com
       ----------------------

Maureen Dorney                                   0             0               0               0               0           775
870 Los Robles Avenue
Palo Alto, CA 94306
Tel: 650-833-2177
Fax: 650-327-3699
Email: mdorney@graycary.com
       --------------------

Atesa Farshian                                   0             0               0               0               0            620
1206 Canterbury Road
Hillsborough, CA 94010
Tel: 415-676-2557
Fax: 415-693-3448
Email: atesa_farshian@rsco.com
       ------------------------

                                          No. of        No. of         No. of          No. of         No. of        No. of
                                        Shares of      Shares of      Shares of       Shares of      Shares of     Shares of
                                         Series A       Series B       Series C        Series D       Series E      Series F
                                        Stock Held     Stock Held     Stock Held      Stock Held     Stock Held     Stock Held
                                       -----------     ----------     ----------     -----------     ----------     ----------
Paul Friday                                    0               0               0               0              0            930
1020 Lexington Avenue
4th Floor
New York, NY 10021
Tel: 212-407-0467
Fax: 212-407-0486
Email: paul_Friday@rsco.com
       --------------------

Gregory M. Gallo                               0               0               0               0              0            775
572 Ringwood Avenue
Menlo Park, CA 94025
Tel: 650-833-2020
Fax: 650-617-5667
Email: ggallo@graycary.com
       -------------------

Ashley Marks                                   0               0               0               0              0            465
1430 Clay Street
San Francisco, CA 94109
Tel: 415-885-1101
Email: ashley_marks@rsco.com
       ---------------------

Lisa McClure                                   0               0               0               0              0            930
c/o Robertson Stephens
One International Place
Boston, MA 02110
Tel: 617-526-7425
Fax: 617-526-7488
Email: lisa_mcclure@rsco.com
       ---------------------

Sara Michel                                    0               0               0               0              0            307
522 East 85th, 2E
New York, NY 10028
Tel: 212-628-1276 and
      212-407-0460
Fax: 212-610-6125
Email: sara_michel@rsco.com
       ---------------------

Phuonglien Nguyen                              0               0               0               0              0            465
c/o Robertson Stephens
One International Place
30th Floor
Boston, MA 02110
Tel: 617-526-7424
Fax: 617-526-7410
Email: phuonglien_nguyen@rsco.com
       --------------------------

                                          No. of        No. of         No. of          No. of         No. of        No. of
                                        Shares of      Shares of      Shares of       Shares of      Shares of     Shares of
                                         Series A       Series B       Series C        Series D       Series E      Series F
                                        Stock Held     Stock Held     Stock Held      Stock Held     Stock Held     Stock Held
                                       -----------     ----------     ----------     -----------     ----------     ----------
Darren Oberst                                  0               0               0               0              0          2,325
2030 Vallejo Street, #7E
San Francisco, CA 94123
Tel: 415-673-3177
Fax: 415-248-4042
Email: darren_oberst@rsco.com
       ----------------------

Narendra B. Patel                              0               0               0               0              0            775
400 Baltic Circle, #418
Redwood Shores, CA 94065
Tel: 650-833-2143
Fax: 650-327-3699
Email: npatel@graycary.com
       -------------------

Nimesh Patel                                   0               0               0               0              0            465
861 Sutter Street, #304
San Francisco, CA 94109
Tel: 415-248-4706
Fax: 415-248-4700
Email: nimesh_patel@rsco.com
       ---------------------

Greg Rickman                                   0               0               0               0              0            620
555 California Street
Suite 2600
San Francisco, CA 94104
Tel: 415-248-4348
Fax: 415-693-3393
Email: gregory_rickman@rsco.com
       -------------------------

James Schumacher                               0               0               0               0              0            465
400 Hamilton Avenue
Palo Alto, CA 94301-1825
Tel: 650-833-2197
Fax: 650-327-3699
Email: jschumacher@graycary.com
       -------------------------

Joe C. Sorenson                                0               0               0               0              0            775
1775 Holly Avenue
Menlo Park, CA 94025
Tel: 650-833-2282
Fax: 650-327-3699
Email: jsorenson@graycary.com
       -----------------------

                                          No. of        No. of         No. of          No. of         No. of        No. of
                                        Shares of      Shares of      Shares of       Shares of      Shares of     Shares of
                                         Series A       Series B       Series C        Series D       Series E      Series F
                                        Stock Held     Stock Held     Stock Held      Stock Held     Stock Held     Stock Held
                                       -----------     ----------     ----------     -----------     ----------     ----------
Peter Tran                                     0               0               0               0              0            930
36849 Port Sailwood Drive
Newark, CA 94560
Tel: 415-248-4377
Fax: 415-248-4042

William Stephen Westermann, Jr.                0               0               0               0              0          1,085
668 Greenwich Street, #343
New York, NY 10014
Tel: 415-676-2837
Fax: 415-693-3520
Email: steve_westermann@rsco.com
       -------------------------

Totals                                 3,055,000       1,976,469       1,954,937       1,187,575      2,031,846

                                   EXHIBIT B

                             List of Shareholders
                             --------------------

                                                                                Number of Shares
Name and Address                                                              of Common Stock Held
----------------                                                              ---------------------
The Kenneth Ross Trust dated December 3, 1980                                      1,870,000
76 Ridgeview
Atherton, CA 94027
Tel: (650) 364-4530
Fax: (650) 364-4562
Email: ken@rossmail.net
       ----------------

Kenneth Ross, Trustee of the
Ross ACD Irrevocable Trust                                                          300,000
76 Ridgeview
Atherton, CA 94027
Tel: (650) 364-4530
Fax: (650) 364-4562
Email: ken@rossmail.net
       ----------------

Kenneth Ross, Trustee of the
Ross BMR Irrevocable Trust dated August 13, 1997                                    100,000
76 Ridgeview
Atherton, CA 94027
Tel: (650) 364-4530
Fax: (650) 364-4562
Email: ken@rossmail.net
        ----------------

Kenneth Ross, Trustee of the
Ross EAR Irrevocable Trust dated July 29, 1999                                      100,000
76 Ridgeview
Atherton, CA 94027
Tel: (650) 364-4530
Fax: (650) 364-4562
Email:  ken@rossmail.net
        ----------------

Gregory R. Olsen                                                                    600,000
2124 Gordon Avenue
Menlo Park, CA 94025
Tel: (650) 364-4530
Fax: (650) 364-4562
Email: grego@extricity.com
       ----------------------

                                                                                Number of Shares
Name and Address                                                              of Common Stock Held
----------------                                                              ---------------------
Kimberly Weins                                                                      150,000
2 Mosswood Way
Atherton, CA 94027
Tel: (650) 364-4530
Fax: (650) 364-4562
Email: kweins@annuncio.com
       --------------------

                                   EXHIBIT 5.1

                            SPECIAL PREFERRED HOLDERS
             (Holders of 5% or more of outstanding Preferred Stock)
              ----------------------------------------------------

                              [SUBJECT TO REVISION]

Charter Growth Capital II, L.P.

Broadview Capital Partners

RRE Investors, L.P.

RRE Investors Fund, L.P.

Bay Partners SBIC, L.P.

Bay Partners LS Fund, L.P.

Telos Venture Partners, L.P.

Piper Jaffray Technology Capital SBIC, L.P.

Brendan Joseph Cassin Trustee of the Robert Sean Cassin Trust U/D/T dated
2/20/97

Brendan Joseph Cassin and Isabel B. Cassin, Trustees of the Cassin Family Trust U/T/D dated January 31, 1996

Chancellor Private Capital Partners III, L.P.

Citiventure 96 Partnership, L.P.

Chancellor Private Capital Offshore Partners II, L.P.

Chancellor Private Capital Offshore Partners I, C V